Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT is dated as of May 3, 2010 (this “Agreement”), by and among Hg Investors LLC, a Delaware limited liability company (the “Parent”), Pearson DBC Holdings Inc., a Delaware corporation (the “Stockholder”), and, solely with respect to Sections 2.1(a), 2.1(c) and 3.3 and Article IV, Pearson plc, a public limited company organized under the laws of England and Wales (the “Stockholder Parent”).

RECITALS

WHEREAS, Interactive Data Corporation, a Delaware corporation (the “Company”), Igloo Merger Corporation, a Delaware corporation and a direct wholly-owned subsidiary of the Parent (“Merger Sub”) and the Parent are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”);

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined under Rule 13d-3 of the Exchange Act) of 57,554,795 shares of the Common Stock (the “Existing Shares” and, together with any shares of Common Stock and options, warrants and other rights to purchase shares of Common Stock or other voting capital stock or securities of the Company and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Company acquired by the Stockholder after the date hereof, the “Shares”);

WHEREAS, as a condition and inducement to the willingness of the Parent and Merger Sub to enter into the Merger Agreement, the Stockholder and Stockholder Parent have agreed to enter into this Agreement; and

WHEREAS, capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parent and the Stockholder hereby agree as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote.

(a) The Stockholder hereby agrees, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 4.1, at any meeting of the stockholders of the Company, however called, at any adjournment thereof, and in connection with any written consent of the stockholders of the Company, (i) to appear at each such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and (ii) to vote (or deliver a written consent in lieu thereof) all of the Shares that the

Stockholder is entitled to vote (or deliver a written consent with respect thereto) at the time of any vote or written consent (A) to adopt the Merger Agreement, and approve any actions related thereto as and when such Merger Agreement or such other actions are submitted for the consideration and vote of the stockholders of the Company, (B) against any Alternative Proposal, without regard to the terms of such Alternative Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other transactions contemplated by the Merger Agreement and (C) against any other action that is intended or could prevent, impede, or, in any material respect, interfere with, delay the transactions contemplated by the Merger Agreement.

(b) Nothing in this Agreement, including this Section 1.1(a), shall limit or restrict any affiliate or designee of the Stockholder who serves as a member of the Board of Directors in acting in his or her capacity as a director of the Company and exercising his or her fiduciary duties and responsibilities, it being understood that this Agreement shall apply to the Stockholder solely in its capacity as a stockholder of the Company and shall not apply to any such affiliate or designee’s actions, judgments or decisions as a director of the Company.

(c) Notwithstanding anything to the contrary herein, (i) in the event that a vote of the stockholders of the Company is required in order to effect an amendment to the Merger Agreement that (A) reduces the amount, changes the form, or imposes any material restrictions or additional conditions on the receipt, of consideration payable in respect of each share of Common Stock in the Merger or (B) is otherwise adverse to the holders of Common Stock in such capacity (each such amendment, an “Adverse Amendment”), the provisions of this Agreement, including this Section 1.1, will not apply with respect to the Stockholder’s vote of the Shares with respect to such vote to amend the Merger Agreement and (ii) nothing in this Agreement shall be deemed to require the Stockholder to exercise any options to acquire shares of Common Stock or to make any other change in the form of the Stockholder’s ownership of the Shares as of the date hereof.

(d) In furtherance of, and without limiting the generality of, the foregoing, immediately following the execution of this Agreement and the Merger Agreement, the Stockholder shall execute and deliver to the Company (with a copy thereof to Parent) an Action by Written Consent of the Stockholder in the form attached hereto as Exhibit A (the “Written Consent”).

1.2 No Inconsistent Agreements. The Stockholder hereby covenants and agrees that, except for this Agreement and the Written Consent, the Stockholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Shares owned beneficially or of record by the Stockholder, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Shares owned beneficially or of record by the Stockholder and (c) has not entered into any agreement or knowingly taken any action (and shall not enter into any agreement or knowingly take any action) that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing the Stockholder from performing any of its material obligations under this Agreement.

1.3 Proxy.

(a) The Stockholder hereby grants to the Parent a proxy to vote the Shares owned beneficially and of record by the Stockholder in the manner indicated in Section 1.1 (which proxy shall be limited solely to the matters set forth in Section 1.1). This proxy shall be irrevocable (pursuant to Section 212(e) of the DGCL) and is coupled with an interest and the Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of such proxy. Such proxy shall continue in force until it expires, automatically and without further action by the parties, upon termination of this Agreement.

(b) The Stockholder hereby revokes any and all prior proxies or powers of attorney given by the Stockholder with respect to the voting of any Shares inconsistent with the terms of Section 1.1.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Stockholder and Stockholder Parent. With respect to Sections 2.1(a) and 2.1(c), each of the Stockholder and Stockholder Parent, severally and not jointly, and, with respect to Section 2.1(b), the Stockholder, hereby represents and warrants to the Parent as follows:

(a) Organization; Authorization; Validity of Agreement; Necessary Action. Such Person is a legal entity duly organized or formed, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing), under the laws of its jurisdiction of organization or formation and has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by such Person and the consummation by such Person of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no other corporate action on the part of such Person are necessary to authorize the execution and delivery by such Person of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Person and, assuming due and valid authorization, execution and delivery hereof by the Parent, constitutes a valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity.

(b) Ownership. The Existing Shares are, and (except as otherwise permitted by this Agreement) any additional shares of Common Stock and any additional shares subject to options, warrants and other rights to purchase shares of Common Stock or other voting capital stock or securities of the Company and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Company acquired by the Stockholder after the date hereof and prior to the Effective Time will be, owned beneficially and of record by the Stockholder, free and clear of any Liens (except for those created by this Agreement). As of the date hereof, the Existing Shares constitute all of the shares of the Common Stock beneficially owned by the Stockholder and the Stockholder does not hold any options, warrants or other rights to purchase shares of Common Stock or other voting capital stock or securities of the Company or any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Company. The Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sufficient rights and powers over the voting and disposition with respect to the matters set forth in Article I and Section 3.1, and to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no other limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

(c) No Violation.

(i) Neither the execution and delivery of this Agreement nor the consummation of transactions contemplated by this Agreement will, with or without the giving of notice or the lapse of time or both, (A) violate any provision of the certificate of incorporation or bylaws or other similar organizational or governing documents of such Person, (B) assuming compliance with the filing and notice requirements set forth in Section 2.1(c)(ii), violate any Law applicable to such Person or (C) result in a breach of, constitute a default under or otherwise violate any Contract to which such Person is a party, except, in the case of the immediately preceding clauses (B) and (C), to the extent that any such violation would not reasonably be expected to, individually or in the aggregate, materially impair, prevent or delay such Person from performing its obligations under this Agreement.

(ii) The execution and delivery of this Agreement by such Person does not, and the performance of this Agreement by such Person will not, require any Order or Permit of, or filing with or notification to, any Governmental Entity, except for such filings under state securities Laws or blue sky Laws, the Securities Act and the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

ARTICLE III

OTHER COVENANTS

3.1 Restrictions on Transfer. Except as contemplated hereby, the Stockholder shall not, directly or indirectly, sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (each, a “Transfer”), enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other person with respect to the Shares or enter into any contract, option or other arrangement or understanding with respect to any Transfer of, any of the Existing Shares or any additional shares of Common Stock and options, warrants and other rights to purchase shares of Common Stock or other voting capital stock or securities of the Company and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Company acquired beneficially or of record by the Stockholder after the date hereof; provided, however, that the Stockholder may Transfer all or any portion of the Shares to one or more of its Affiliates (other than the Company or its Subsidiaries) that, prior to such Transfer, execute and deliver to the Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of the Stockholder’s obligations hereunder and to be bound by the terms of this Agreement to the same extent as the Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Shares transferred as the Stockholder shall have made hereunder. Any Transfer in violation of this Section 3.1 shall be null and void.

3.2 Stock Dividends, etc.

(a) In case of a stock dividend or distribution, or any change in Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, for all purposes under this Agreement, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or that are received in such transaction.

(b) The Stockholder agrees, while this Agreement is in effect, to notify the Parent promptly in writing of the number of any additional shares of Common Stock, any additional options, warrants or rights to purchase shares of Common Stock or other voting capital stock of the Company and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of the Company acquired by the Stockholder, if any, after the date hereof.

3.3 No Solicitation. The Stockholder Parent and its Subsidiaries shall, and the Stockholder Parent shall instruct and cause its and its Subsidiaries’ Representatives to, cease immediately any existing discussions or negotiations regarding any proposal or offer, in a single transaction or series of related transactions for an Alternative Proposal or for the acquisition of beneficial ownership of any Shares (each, a “Stockholder Alternative Proposal”). The Stockholder Parent will not, and the Stockholder Parent will cause its and its Subsidiaries’ Representatives not to, from the date hereof until the Effective Time or, if earlier, the termination of this Agreement in accordance with Section 4.1, directly or indirectly (i) solicit, initiate, knowingly encourage (including by way of furnishing non-public information regarding the Company or any of its Subsidiaries) or facilitate, any inquiries, proposals or offers from any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than the Parent and its Subsidiaries) that constitute, or could reasonably be expected to result in a Stockholder Alternative Proposal, or (ii) engage or participate in any discussions (other than to state that they are not permitted to have discussions and to refer to this Agreement) or negotiations (including by way of furnishing non-public information regarding the Company or any of its Subsidiaries) relating to, or which would reasonably be likely to lead to, any Stockholder Alternative Proposal. Solely for purposes of this Section 3.3, neither the Company nor its direct or indirect Subsidiaries shall be deemed to be a Subsidiary of the Stockholder Parent or the Stockholder, and any Representative of the Company (in their capacities as such) shall be deemed not to be a Representative of the Stockholder Parent or the Stockholder.

ARTICLE IV

MISCELLANEOUS

4.1 Termination. This Agreement shall terminate automatically, without any action on the part of any party hereto, upon the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement by either or both of the Parent and the Company pursuant to Section 7.1 of the Merger Agreement and (c) any amendment to the Merger Agreement effected without the consent of the Stockholder that is an Adverse Amendment. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, that this Section 4.1 and termination of this Agreement shall not relieve any party hereto from any liability or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or willful breach by another party of any of its representations, warranties, covenants or other agreements set forth herein; and provided, further, that the provisions of this Section 4.1 and Sections 4.6 through 4.15 (inclusive), shall survive any termination of this Agreement. Notwithstanding anything herein to the contrary, in the event that the Company Termination Fee is paid to the Parent pursuant to the Merger Agreement, payment of the Company Termination Fee shall be the sole and exclusive remedy of the Parent, Merger Sub and each of their respective Affiliates against the Stockholder and the Stockholder Parent and each of their respective former, current and future Affiliates, and each of their respective directors, officers, employees, stockholders, controlling persons or Representatives for any loss or damage based upon, arising out of or relating to the Agreement, the negotiation, execution or performance hereof or the transactions contemplated hereby.

4.2 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

4.3 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and the Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

4.4 Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, will survive the termination of this Agreement pursuant to Section 4.1, except as otherwise expressly provided in Section 4.1.

4.5 Waiver of Appraisal Rights. The Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have (if any) under applicable law.

4.6 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

4.7 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or overnight courier:

If to the Parent, to:

HG Investors LLC

c/o Silver Lake Partners

9 West 57th Street, 32nd Floor

New York, NY 10019

Facsimile:       (212) 981-3535

Attention:        Michael Bingle

and

c/o Warburg Pincus LLC

450 Lexington Avenue, 34th Floor

New York, NY 10017

Facsimile:       (212) 878-9351

Attention:        James Neary

with copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

2550 Hanover Street

Palo Alto, California 94304

Facsimile:        (650) 251-5002

Attention:         Peter S. Malloy

                          Chad Skinner

If to the Stockholder or Stockholder Parent, to:

Pearson DBC Holdings Inc.

c/o Pearson Inc.

1330 Avenue of the Americas

New York, NY 10019

Facsimile:        212-641-2532

Attention:        Philip J. Hoffman

with copies (which shall not constitute notice) to:

Pearson Education, Inc.

One Lake Street

Upper Saddle River, NJ 07458

Facsimile:        201-236-4675

Attention:        Robert L. Dancy

and

Pearson plc

80 Strand, London

WC2R ØRL

United Kingdom

Facsimile:        011-44-207-010-2390

Attention:        Rona Fairhead

and

Interactive Data Corporation

32 Crosby Drive

Bedford, Massachusetts 01730

Facsimile:        (781) 687-8005

Attention:        Andrea Loew, Esquire

                         Executive Vice President and General Counsel

and

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, New York 10178

Facsimile:        (212) 309-6001

Attention:        Charles E. Engros, Jr.

                          Robert W. Dickey

and

Cleary Gottlieb Steen & Hamilton LLP

1 Liberty Plaza

New York, New York 10006

Facsimile:        (212) 225-3999

Attention:        Ethan A. Klingsberg

                         Matthew P. Salerno

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other document shall be followed up within one business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier.

4.8 Interpretation. When a reference is made in this Agreement to an Article, or Section, such reference shall be to an Article of or a Section of this Agreement unless otherwise indicated. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The meaning assigned to each term defined herein will be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting any gender will include all genders as the context requires. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to therein means such agreement, instrument or statute as in effect on the date hereof.

4.9 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile will be effective as delivery of a manually executed counterpart of this Agreement.

4.10 Entire Agreement. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they related in any way to the subject matter hereof.

4.11 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

4.12 Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of the Parent, Stockholder Parent and the Stockholder. No waiver of any provision of this Agreement will be valid unless and to the extent such waiver is set forth in an instrument in writing signed on behalf of the party waiving such provision. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. The waiver of any such right with respect to particular facts and other circumstances will not be deemed a waiver with respect to any other facts and circumstances, and each such right will be deemed an ongoing right that may be asserted at any time and from time to time.

4.13 Enforcement, Exclusive Jurisdiction; Waiver of Jury Trial. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that any breach of this Agreement could not be adequately compensated in all cases by monetary damages alone. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedies available at Law or in equity. The parties further agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy for money damages would provide an adequate remedy. Any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought in any New York State court or Federal court of the United States of America sitting in New York City, and each party irrevocably submits to the exclusive jurisdiction of such court in any such proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court, and agrees not to bring any proceeding arising out of or relating to this Agreement, in any other court. Each of the parties hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties (a) certifies that no Representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 4.13.

4.14 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible.

4.15 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by either party without the prior written consent of the other party and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights, benefits or remedies.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

HG INVESTORS LLC

By:	/s/ Mike Bingle
Name: Mike Bingle
Title: Co-President

PEARSON DBC HOLDINGS INC.

By:	/s/ Philip Hoffman
Name: Philip Hoffman
Title: President

Solely with respect to Sections 2.1(a), 2.1(c) and 3.3 and Article IV:

PEARSON PLC

By:	/s/ Rona Fairhead
Name: Rona Fairhead
Title: Director

Signature Page to Voting Agreement